Exhibit 10.54

SECOND AMENDMENT

TO

PURCHASE AND SALE CONTRACT

            This Second Amendment to Purchase and Sale Contract (this “Second Amendment”) is made as of March 17, 2011, but effective as of March 16, 2011, by and between WOOD CREEK CPGF 22, L.P., a Delaware limited partnership (“Seller”), and PIVOTAL FINANCE, LLC, an Arizona limited liability company (“Purchaser”).

RECITALS

            A.        Seller and Purchaser are parties to that certain Purchase and Sale Contract dated March 1, 2011, as amended by that certain First Amendment to Purchase and Sale Contract dated effective March 11, 2011 (as amended, the “Contract”), for the purchase and sale of that certain real property located in Mesa, Arizona, and more particularly described within the Contract.

            B.         Seller and Purchaser desire to further amend the Contract upon the terms and conditions set forth in this Second Amendment.

AGREEMENT

            NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser agree as follows:

1.                  Capitalized terms used, but not otherwise defined herein, will have the meanings ascribed to such terms within the Contract.

2.                  The Loan Assumption Application Submittal Deadline, as defined in Section 4.5.3 of the Contract, is hereby extended through March 21, 2011.

3.                  Section 4.5.8 of the Contract is hereby amended to provide that Purchaser’s deadline to order a Phase I Environmental study and/or property condition report of the Property, to the extent required by Lender, is no later than March 21, 2011.  All other terms and conditions of Section 4.5.8 of the Contract remain in full force and effect.

4.                  Except as modified by this Second Amendment, the terms and provisions of the Contract will remain in full force and effect.  To the extent of any conflict between the terms of the Contract and this Second Amendment, the terms of this Second Amendment will supersede and govern.

5.                  This Second Amendment may be executed in any number of counterparts, and facsimile copies or electronic (.PDF) copies of executed signatures will be accepted as originals.

IN WITNESS WHEREOF, the parties have executed this SECOND AMENDMENT TO PURCHASE AND SALE CONTRACT as of the effective date written above.

SELLER:

WOOD CREEK CPGF 22, L.P., a Delaware limited partnership

By:      CPGF 22 WOOD CREEK GP, L.L.C., a South Carolina limited liability company, its general partner

By:    CENTURY PROPERTIES GROWTH FUND XXII, LP, a Delaware limited partnership, its member

By:    FOX PARTNERS IV, a California general partnership, its general partner

By:    FOX CAPITAL MANAGEMENT CORPORATION, a Calfornia corporation, its managing general partner

By:  /s/John Spiegleman

Name:  John Spiegleman

Title:  Senior Vice President

PURCHASER:

PIVOTAL FINANCE, LLC, an Arizona limited liability company

By:    Pivotal Group, Inc., an Arizona corporation, its Sole Member

By:  /s/Scott Knauer

Scott Knauer, Authorized Representative